UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2009
Rambus Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of	(Commission File Number)	(I. R. S. Employer
incorporation)		Identification No.)
4440 El Camino Real, Los Altos CA 94022
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 947-5000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 26, 2009, Rambus Inc. (the “Company”) issued a press release announcing that the U.S. District Court for the Northern District of California has ordered Hynix Semiconductor (000660.KS) to secure the judgment amount of approximately $397 million through a combination of a bond and a lien on a Hynix property in South Korea for infringing Rambus patents.
     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The contents of the Company’s website are not incorporated by reference into this Current Report on Form 8-K or any other filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Item 9.01 — Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Press release dated May 26, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2009	Rambus Inc.
/s/ Satish Rishi
Satish Rishi, Senior Vice President, Finance and
Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Title

99.1	Press release dated May 26, 2009.